SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed Funds:

Scudder Capital Growth Fund

Scudder Growth Fund

Scudder Large Company Growth Fund

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Effective  December 13, 2002,  the following  people will handle the  day-to-day management of each of the above-referenced Funds:

Julie M. Van Cleave, CFA                  Thomas J. Schmid, CFA
Managing Director of Deutsche Asset       Director of Deutsche Asset Management
Management and portfolio manager of       and portfolio manager of the Funds.
the Funds.                                 o Joined Deutsche Asset Management
  o Joined Deutsche Asset Management and     and the Funds in 2002.
    the Funds in 2002.                     o Previous experience includes 15
  o Head of Large Cap Growth.                years' investment industry
  o Previous experience includes 18          experience, most recently serving
    years' investment industry experience    as Director-- Common Stock at
    at Mason Street Advisors, most           Mason Street Advisors.
    recently serving as Managing Director  o MBA, University of Chicago.
    and team leader for the large cap
    investment team.
  o MBA, University of Wisconsin --
    Madison.

Jack A. Zehner
Director of Deutsche Asset Management
and portfolio manager of the Funds.
  o Joined Deutsche Asset Management and
    the Funds in 2002.
  o Previous experience includes eight
    years' investment industry experience
    at Mason Street Advisors where he
    served most recently as Director --
    Common Stock.
  o MBA, Marquette University.

November 25, 2002